                         CENTRAL SECURITIES CORPORATION









                                  ------------












                         INTERIM REPORT TO STOCKHOLDERS
                            AS OF SEPTEMBER 30, 1996

To the Stockholders of
    CENTRAL SECURITIES CORPORATION:

    Financial data for the quarter ended September 30, 1996 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

    Comparative market values of net assets are as follows:

                                             Sept. 30,         June 30,         Dec. 31,
                                                1996             1996             1995
                                            ------------     ------------     ------------
Net assets..............................    $337,684,967     $321,908,144     $292,547,559
Convertible Preference Stock at
  liquidation preference................      (9,301,500)      (9,437,375)      (9,488,350)
                                            ------------     ------------     ------------
Net assets applicable to Common Stock...    $328,383,467     $312,470,769     $283,059,209
                                            ------------     ------------     ------------
                                            ------------     ------------     ------------
Net asset coverage per share of
  Convertible Preference Stock..........    $     907.61     $     852.75     $     770.81
Net assets per share of Common Stock....           25.18            23.99            21.74
Pro forma net assets per share,
  reflecting conversion of the
  Convertible Preference Stock..........           23.78            22.67            20.60
    Shares of Convertible Preference
      Stock outstanding.................         372,060          377,495          379,534
    Shares of Common Stock outstanding..      13,041,700       13,024,744       13,018,389

    Comparative operating results are as follows:

                                                     Nine months ended September
                                                                 30,
                                                    ------------------------------
                                                       1996               1995
                                                    -----------        -----------
Net investment income............................   $ 3,574,380        $ 3,594,215
    Number of times Preferred dividend earned....           6.3                6.2
    Per share of Common Stock....................           .23*               .24*
Net realized gain on sale of investments.........    13,525,604         18,979,614
Increase in net unrealized appreciation
  of investments.................................    31,209,728         49,622,284
Increase in net assets resulting from
operations.......................................    48,309,712         72,196,113

---------
* Per-share data are based on the average number of Common shares outstanding during the nine-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.

                                     [ 2 ]

                          PRINCIPAL PORTFOLIO CHANGES
                          July 1 to September 30, 1996
                   (Common Stock unless specified otherwise)

                                                        Number of Shares
                                            -----------------------------------------
                                                                            Held
                                                                        September 30,
                                            Purchased       Sold            1996
                                            ---------      -------      -------------
The Bank of New York Company, Inc. ......     300,000(a)                      600,000
Cliffs Drilling Company..................                   55,757           --
The DII Group, Inc. .....................     200,000                         200,000
Frontier Corporation.....................                   27,461           --
GTE Corporation..........................                   60,000             40,000
Gallagher (Arthur J.) & Co. .............      30,000                          50,000(b)
Hanna (M.A.) Company.....................      25,000                       1,000,000
Hilb, Rogal and Hamilton Company.........                   50,000           --
MGI Pharma, Inc. ........................     100,000                         100,000
Murphy Oil Corporation...................      10,000                         195,000
Peerless Systems Corporation.............     181,132(c)                      181,132
The Reynolds and Reynolds Company
  Class A................................     330,000(a)    60,000(d)         630,000
Santa Fe Energy Resources, Inc. .........                  130,000            220,000
Tidewater Inc. ..........................                   20,000             80,000
Vesta Insurance Group, Inc. .............                    8,900            160,000

------------

 (a)  Stock split.
 (b) Includes shares listed under "Miscellaneous" in the Statement of Investments at 6/30/96.
 (c)  133,254 of which were received in exchange for 197,302 shares of Series B
      Conv. Pfd. Stock and 47,878 of which were received upon exercise of Warrants to purchase Common Stock.
 (d)  30,000 of which were before stock split.

                            ------------------------

    In the quarter ended September 30, 1996 the Corporation did not repurchase any of its Common or Preference Stock. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

    Stockholders' inquiries are welcome.

                                               CENTRAL SECURITIES CORPORATION
                                                  WILMOT H. KIDD, President

375 Park Avenue
New York, N.Y. 10152
October 23, 1996

                                     [ 3 ]

                  BOARD OF DIRECTORS


DONALD G. CALDER                  DUDLEY D. JOHNSON
   Partner                           President
   G. L. Ohrstrom & Co.              Young & Franklin Inc.
   New York, N. Y.                   Liverpool, N. Y.

JAY R. INGLIS                     WILMOT H. KIDD
   Executive Vice President          President
   Holt Corporation
   New York, N. Y.

               C. CARTER WALKER, JR.
                   Washington, CT

                 GARDINER S. ROBINSON
                   Director Emeritus

                     OFFICERS

        WILMOT H. KIDD, President
        CHARLES N. EDGERTON, Vice President and Treasurer
        KAREN E. RILEY, Secretary

                      OFFICE

        375 Park Avenue, New York, N. Y. 10152
                    212-688-3011

        CUSTODIAN
           The Chase Manhattan Bank, N.A.
               770 Broadway, New York, N. Y. 10003

        TRANSFER AGENT AND REGISTRAR
           First Chicago Trust Company of New York
               P.O. Box 2500, Jersey City, N. J. 07303-2500

        INDEPENDENT AUDITORS
           KPMG Peat Marwick LLP
               345 Park Avenue, New York, N. Y. 10154


                                     [ 4 ]